UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 27, 2007

AVENTINE RENEWABLE ENERGY HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32922	05-0569368
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1300 South 2nd Street
Pekin, IL		61554
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (309) 347-9200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

As described by Aventine Renewable Energy Holdings, Inc. (the “Company”) in its Current Report on Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on March 27, 2007, the Company entered into a Purchase Agreement on March 21, 2007 (the “Purchase Agreement”) among the Company, the subsidiary guarantors named therein, and J.P. Morgan Securities, Inc., as representative of several initial purchasers, pursuant to which the initial purchasers agreed to purchase, subject to certain closing conditions, $300,000,000 aggregate principal amount of 10% Senior Notes due 2017 (the “Securities”) at a price equal to 98.000% of the principal amount thereof plus accrued interest, if any.

The net proceeds from the offering will be used to fund a portion of the Company’s capacity expansion plans.

The Securities were issued pursuant to an indenture dated as of March 27, 2007 by and among the Company, the subsidiary guarantors and Wells Fargo Bank, N.A., as trustee (the “Indenture”).  The obligations under the Securities are guaranteed by the subsidiary guarantors.  The Indenture provides for events of default, including payment defaults, breaches of covenants, certain defaults relating to guarantees for the obligations and certain events of bankruptcy, insolvency and reorganization.  If an event of default occurs and is continuing, the principal amount of the Securities, plus accrued and unpaid interest, if any, may be declared immediately due and payable.  These amounts automatically become due and payable if an event of default relating to certain events of bankruptcy, insolvency or reorganization occurs.

The Indenture and the form of note are filed as Exhibit 4.1 to this Current Report on Form 8-K and the description of the terms of the Indenture in this Item 1.01 is qualified in its entirety by reference to such exhibit.

Holders of the Securities are entitled to the benefits of a registration rights agreement dated as of March 27, 2007 among the Company, the subsidiary guarantors and the initial purchasers (the “Registration Rights Agreement”).  The Registration Rights Agreement provides that the Company will use its reasonable best efforts to file and cause to become effective a registration statement (the “Exchange Offer Registration Statement”) with the Commission with respect to the Securities for an issue of notes of the Company (the “Exchange Securities”), guaranteed by the Company and the subsidiary guarantors with terms identical to the Securities (except that the Exchange Securities will not bear a legend restricting transfer).

In the event (i) that the Company determines that the Exchange Offer registration described above is not available or may not be completed as soon as practicable after the last date the Securities are accepted for exchange because it would violate any applicable law or applicable interpretations of the staff of the Commission (ii) the Exchange Offer is not for any other reason completed by October 23, 2007 or (iii) upon receipt of a written request (a “Shelf Request”) from any initial purchaser representing that it holds Securities and that such Securities were ineligible to be exchanged in the Exchange Offer, the Company and the subsidiary guarantors will, at their cost, use their reasonable best efforts to cause to become effective a shelf registration statement (the “Shelf Registration Statement”) with respect to resales of the Securities.

In the event that the Exchange Offer is not consummated or a Shelf Registration Statement has not become effective (if required to be filed pursuant to (i) or (ii) of the previous paragraph), on or prior to October 23, 2007 the annual interest rate borne by the Securities will be increased by 0.25% over the interest rate on the Securities.  The amount of additional interest will increase by an additional 0.25% for each subsequent 90-day period, up to a maximum additional 1.00% over the interest rate on the Securities.  Once the Exchange Offer is consummated or a Shelf Registration Statement is declared effective, the annual interest rate borne by the Securities shall be changed to again be the original interest rate.  In the event that the Company and the subsidiary guarantors receive a Shelf Request pursuant to (iii) of the previous paragraph, and the Shelf Registration Statement required to be filed thereby has not become effective by the later of August 24, 2007 or 90 days after delivery of such Shelf Request, then the annual interest rate borne by the Securities will be increased in accordance with the previous interest rate step-up provisions of this paragraph, up to a maximum additional 1.00% over the original interest rate amount.

If the Shelf Registration Statement, if required by its terms, has become effective and thereafter either ceases to be effective or the prospectus contained therein ceases to be usable, in each case whether or not permitted by the agreement and such failure to remain effective or usable exists for more than 30 days (whether or not consecutive) in any 12-month period, then the interest rate on the Securities will be increased by 0.25% per annum for the first 90 day period commencing on the 31st day in such 12-month period and increasing by an additional 0.25% per annum with respect to each subsequent 90-day period and ending on such date that the Shelf Registration Statement has again become effective or the prospectus contained therein again becomes usable, up to a maximum increase of 1.00% per annum.

The Registration Rights Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and the description of the terms of the Registration Rights Agreement in this Item 1.01 are qualified in their entirety by reference to such exhibit.

The Securities offered by the Company to the initial purchasers are not registered under the Securities Act or state securities laws and may not be offered or sold in the United States absent registration with the Securities and Exchange Commission or an applicable exemption from the registration requirements. This notice shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state.

Item 9.01  Financial Statements and Exhibits.

(a)                                  Financial statements of businesses acquired — Not Applicable

(b)                                 Pro forma financial information — Not Applicable

(d)                                 Exhibits

Exhibit No.	Description

4.1	Indenture, dated as of March 27, 2007, among the Company, the subsidiary guarantors named therein and Wells Fargo Bank, N.A. and the form of note.

10.1	Registration Rights Agreement, dated as of March 27, 2007, among the Company, the subsidiary guarantors named therein and Wells Fargo Bank, N.A.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 2, 2007

AVENTINE RENEWABLE ENERGY HOLDINGS, INC.

By: /s/ William J. Brennan
William J. Brennan
Principal Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

4.1	Indenture, dated as of March 27, 2007, among the Company, the subsidiary guarantors named therein and Wells Fargo Bank, N.A. and the form of note.

10.1	Registration Rights Agreement, dated as of March 27, 2007, among the Company, the subsidiary guarantors named therein and Wells Fargo Bank, N.A.